Accounts Payable and Accrued Liabilities	12 Months Ended
Dec. 31, 2010
Account Payable and Accrued Liabilities [Abstract]
Accounts Payable and Accrued Liabilities
Note 10. Accounts Payable and Accrued Liabilities
     Under our cash-management system, certain cash accounts reflected negative balances to the extent checks written have not been presented for payment. These negative balances represent obligations and have been reclassified to accounts payable. Accounts payable includes $58 million of these negative balances at December 31, 2010 and $44 million at December 31, 2009.
Accrued Liabilities

	December 31,
	2010	2009
	(Millions)
Income taxes	$275	$112
Interest on debt	162	199
Employee costs	146	158
Taxes other than income taxes	110	176
Other, including other loss contingencies	309	303

	$1,002	$948